----------
CLOSED END
----------

Alliance World Dollar
Government Fund

Semi-Annual Report
April 30, 2000


                           AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered

                            -------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                            -------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 13, 2000

Dear Shareholder:

We are pleased to report to you on the performance, investment strategy and outlook of the Alliance World Dollar Government Fund (the "Fund"). This report provides information for the semi-annual reporting period ended April 30, 2000.

Investment Objectives and Policies

The Fund is designed for investors who seek high current income and capital appreciation. The Fund invests primarily in high-yielding, high-risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods. For comparison, we have included the JP Morgan Emerging Markets Bond Index Plus (JPM EMBI+), a standard measure of the performance of a basket of unmanaged emerging market debt securities.

Your Fund outperformed the benchmark during the six- and 12-month periods ended April 30, 2000. During both the six- and 12-month periods, our emerging market exposure and security selection enhanced performance. In addition, performance was also enhanced by the reduction of the Fund's holdings in U.S. Treasury strips.

INVESTMENT RESULTS*
Periods Ended April 30, 2000

                                                      --------------------------
                                                            Total Returns
                                                      --------------------------
                                                      6 Months         12 Months
--------------------------------------------------------------------------------
Alliance
World Dollar
Government
Fund                                                   21.44%             23.39%
--------------------------------------------------------------------------------
JP Morgan
Emerging
Markets
Bond Index
Plus                                                   14.43%             18.49%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The JP Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

      Additional investment results appear on pages 5-7.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market Overview

The global macroeconomic outlook continues to brighten. The U.S. economy grew 7.4% during the final quarter of 1999 and 5.4% during the first quarter of 2000. Consumer spending appears to have accelerated in 2000 year-to-date, as consumers remain confident. The Consumer Price Index (CPI) touched 3.7% in March on a year-over-year basis, more than double the 1.6% rate in February 2000. In April, consumer prices steadied, helped by the drop in oil prices from a high in March. With economic activity remaining strong, the U.S. Federal Reserve enacted four 25 basis-point rate hikes, moving interest rates to 6.50%.

The euro area is enjoying a virtuous circle of falling unemployment, improved consumer confidence and spending, and stronger economic growth. European governments are maintaining fiscal discipline while adopting business-friendly reforms. Japan is expected to finally grow as corporate restructuring, stimulating public policies and a technology investment boom are supporting a still-fragile economy. Consumer and business spend ing are accelerating, and a self-sustained recovery could be under way later this year. Strength in the developed economies is spilling over to East Asia, Latin America, and emerging Europe. In the currency markets, the dollar broke through parity with the euro in late January and ended April at a high of $0.91. During the six-month period under review, the euro traded between $0.91-$1.05. The dollar steadily strengthened against the yen, trading between the (Yen)101-(Yen)111 range for the period.

Emerging market debt performed well during the six-month period under review as global economic growth continued to improve. The emerging market debt sector posted a return of +14.43% as measured by the JPM EMBI+ during the six month period. Most individual country returns, also as measured by the JPM EMBI+ weightings, were positive during the period, with Russia posting the largest gains of +89.32%. With a recovering economy and a new government in place, the Russian government now is able to focus on enacting economic reforms, resurrecting International Monetary Fund (IMF) negotiations, and progressing on closing their restructuring negotiations with debt holders. Another outperformer during this period was Ecuador (+13.19%), stemming from an IMF announcement of a package in the amount of $900 million over the next year. Other individual outperformers were Peru (+12.47%) and Mexico (+12.11%). The worst performing country was Columbia, posting a return of -6.42%. The prospects for the implementation of economic structural reforms in Columbia to prevent further credit deterioration have


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

been overshadowed by a corruption scandal in Congress. President Pastrana has called for a referendum on political reform, which could lead to dissolution of the current Congress.

Investment Strategy

Over the six-month period ended April 30, 2000, the Fund's holdings of U.S. Treasuries were decreased as the risk of tighter monetary policy by the Federal Reserve dampened valuations. We increased our allocation to Latin America in addition to refining the focus of our holdings in that region. We increased our exposure to Mexico as the country was upgraded to investment-grade status in March. The upgrade reflected Mexico's lower foreign currency debt burden underpinned by a well-integrated export sector. The country's progress toward a multiparty democracy and the widespread consensus in the government on the importance of sound financial policies also contributed to its upgrade. In addition, we have also increased our exposure to Turkey as the country also was upgraded to a B+ rating. The rating boost stems from the favorable review received from the IMF for Turkey's implementation of privatization programs and the consensus among all political parties on a single presidential candidate.

Outlook

In the coming months, we expect the U.S. economy to remain relatively strong and the global economy to continue to strengthen. We believe that ongoing reforms and a favorable economic backdrop will make the emerging market sector the best performing of fixed-income securities. Stronger global growth coupled with recent firming in commodity prices will continue to provide the environment necessary for emerging countries to further improve their credit profiles.

Emerging European countries are enjoying healthy recoveries in the aftermath of the Russian economic turmoil and the Asian crisis. We forecast 3.5% growth for this region in 2000. With improving global growth and liquidity conditions, we expect East Asian growth to reach 6.5% in 2000, following a similar pace in 1999. Labor market conditions are improving, boosting consumer spending, while export earnings are driving investment expenditures. The Latin American region should continue its recovery momentum, as we look for this region to head toward 4.0% growth with moderate inflation over the next year.

The underlying fundamentals of a growing economy, low inflation and relatively low (though trending upwards) interest rates remain supportive of high yield. Another strong year in the equity markets could engender some rebalancing of portfolios in 2000 toward fixed income, and high yield in particular, thereby improving demand.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO] John D. Carifa

[PHOTO] Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investment at Alliance and manages assets in both domestic and international markets. Mr. Lyski has over 26 years on investment experience.

We currently view the high-yield market as relatively inexpensive compared to other fixed-income sectors and expect over a medium- to longer-term time horizon for the high-yield sector to perform well.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
11/30/92* TO 4/30/00

                            [MOUNTAIN CHART OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

                                                    4/30/00

Benchmarks                                          $28,654

Alliance World Dollar Government Fund (NAV)         $28,044

** This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund (NAV) (from 11/30/92 to 4/30/00) as compared to the performance of appropriate benchmarks. For the period 11/30/92 through 4/30/94, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index. From 4/30/94 through 4/30/00, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index Plus. (The inception date for the J.P. Morgan Emerging Markets Bond Index Plus is 12/31/93. Therefore, it is used as the Fund's benchmark for the first time beginning 4/30/94.) The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

      The J.P. Morgan Emerging Markets Bond Index and the J.P. Morgan Emerging Markets Bond Index Plus are composed of dollar-denominated restructured sovereign bonds; a large percentage of the indices are made up of Brady bonds.

      When comparing Alliance World Dollar Government Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

* Closest month-end after Fund's inception date of 11/2/92.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE


ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30/00

                              [BAR CHART OMITTED]

[The following table was depicted as a bar chart in the printed material.]

                     Alliance World Dollar Government Fund--
                            Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                                    Alliance World Dollar
                                       Government Fund               Benchmarks
--------------------------------------------------------------------------------
    4/30/93*                                 22.67%                    11.01%
    4/30/94                                   0.34%                     6.87%
    4/30/95                                   1.76%                     3.19%
    4/30/96                                  41.38%                    41.20%
    4/30/97                                  35.95%                    31.83%
    4/30/98                                  18.26%                    14.87%
    4/30/99                                 -20.22%                    -8.85%
    4/30/00                                  23.39%                    18.49%

** Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value. All fees and expense related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. (The inception date for the J.P. Morgan Emerging Markets Bond Index Plus is 12/31/93. Therefore, it is used as the Fund's benchmark for the first time beginning 4/30/94.) The J.P. Morgan Emerging Markets Bond Index and the J.P. Morgan Emerging Markets Bond Index Plus are composed of dollar-denominated restructured sovereign bonds; a large percentage of the indices are made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

*     From inception (11/2/92 for Fund and 10/31/92 for Index).


--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

INCEPTION DATE           PORTFOLIO STATISTICS
11/2/92                  Assets ($mil): $90.3

SECURITY TYPE                                [PIE CHART OMITTED]
49.77% Sovereign
20.81% Brady Bonds
 3.09% Loan Participation
20.27% U.S. Government Obligation
 6.06% Time Deposit

HOLDINGS BY ISSUER COUNTRY                   [PIE CHART OMITTED]
11.69% Argentina
14.28% Brazil
 3.19% Bulgaria
 2.28% Columbia
11.89% Mexico
 3.09% Morocco
 2.87% Panama
 0.13% Peru
 2.17% Philippines
13.24% Russia
 1.17% South Africa
 3.85% Turkey
26.33% United States
 3.82% Venezuela

All data as of April 30, 2000. Security type and country breakdown are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Sovereign Debt Obligations-101.0%

Other Sovereign Debt Obligations-68.2%
Argentina-16.0%
Republic of Argentina
  11.75%, 4/07/09 .............................. $       5,450    $   5,348,085
  12.00%, 2/01/20 ..............................         1,500        1,479,450
  12.125%, 2/25/19 .............................         7,700        7,646,100
                                                                  -------------
                                                                     14,473,635
                                                                  -------------
Brazil-1.3%
Republic of Brazil
  Global Bonds
  12.75%, 1/15/20 ..............................         1,250        1,198,500
                                                                  -------------
Columbia-3.1%
Republic of Columbia
  8.375%, 2/15/27 ..............................         2,500        1,575,000
  9.75%, 4/23/09 ...............................         1,500        1,245,000
                                                                  -------------
                                                                      2,820,000
                                                                  -------------
Mexico-14.4%
United Mexican States
  9.75%, 4/06/05 ...............................         2,000        2,066,000
  10.375%, 2/17/09 .............................         4,850        5,107,050
  11.375%, 9/15/16 .............................         5,150        5,819,500
                                                                  -------------
                                                                     12,992,550
                                                                  -------------
Panama-2.2%
Republic of Panama
  9.375%, 4/01/29 ..............................         2,100        1,979,250
                                                                  -------------
Philippines-3.0%
Republic of Philippines
  9.875%, 1/15/19 ..............................         2,000        1,767,600
  10.625%, 3/16/25 .............................         1,000          927,500
                                                                  -------------
                                                                      2,695,100
                                                                  -------------
Russia-18.1%
Russian Federation
  11.00%, 7/24/18(a) ...........................         1,400          997,500
  12.75%, 6/24/28 ..............................         4,800        3,888,000
Russian Federation WI
  2.25%, 3/31/30(a) ............................        24,100        8,133,750
Russian Ministry of Finance
  3.00%, 5/14/03 ...............................         7,000        3,377,500
                                                                  -------------
                                                                     16,396,750
                                                                  -------------


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

South Africa-1.6%
Republic of South Africa
  9.125%, 5/19/09 .............................. $       1,500    $   1,455,000
                                                                  -------------
Turkey-5.3%
Republic of Turkey
  11.875%, 1/15/30 .............................         4,400        4,765,750
                                                                  -------------
Venezuela-3.2%
Republic of Venezuela
  9.25%, 9/15/27 ...............................         2,350        1,501,180
  13.625%, 8/15/18 .............................         1,500        1,357,500
                                                                  -------------
                                                                      2,858,680
                                                                  -------------
Total Other Sovereign Debt Obligations
  (cost $60,026,985) ...........................                     61,635,215
                                                                  -------------
Non-Collateralized Brady Bonds-19.5%
Brazil-14.9%
Republic of Brazil C-Bonds
  8.00%, 4/15/14 ...............................         1,092          782,120
Republic of Brazil DCB FRN
  Series L Bearer Bond
  7.438%, 4/15/12 ..............................        11,000        7,906,800
Republic of Brazil DCB FRN
  Series L Registered Bond
  7.438%, 4/15/12 ..............................         6,600        4,744,080
                                                                  -------------
                                                                     13,433,000
                                                                  -------------
Bulgaria-2.7%
Republic of Bulgaria
  IAB FRN PDI
  7.063%, 7/28/11 ..............................         3,200        2,416,000
                                                                  -------------
Panama-1.7%
Republic of Panama
  Registered Bond
  4.25%, 7/17/14(b) ............................         2,000        1,575,000
                                                                  -------------
Peru-0.2%
Republic of Peru PDI
  4.50%, 3/07/17(a)(b) .........................           250          166,875
                                                                  -------------
Total Non-Collateralized Brady Bonds
  (cost $16,610,515) ...........................                     17,590,875
                                                                  -------------


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Loan Participation-4.2%
Morocco-4.2%
Kingdom of Morocco
  Loan Participation FRN
  Series A
  3.018%, 1/01/09
  (cost $2,408,554) ............................ $       4,286    $   3,825,000
                                                                  -------------
Collateralized Brady Bonds(c)-9.1%
Brazil-3.4%
Republic of Brazil FRN
  Registered Bond
  7.375%, 4/15/24 ..............................         4,000        3,052,500
                                                                  -------------
Bulgaria-1.7%
Republic of Bulgaria
  Discount Bonds FRN
  7.063%, 7/28/24 ..............................         2,000        1,530,000
                                                                  -------------
Mexico-1.9%
United Mexican States
  Series W-A
  6.25%, 12/31/19(d) ...........................         2,100        1,727,250
                                                                  -------------
Venezuela-2.1%
Republic of Venezuela
  Discount Bonds
  Series W-A FRN
  7.375%, 3/31/20(e) ...........................         1,500        1,175,026
  Series W-B FRN
  6.875%, 3/31/20(e) ...........................         1,000          696,300
                                                                  -------------
                                                                      1,871,326
                                                                  -------------
Total Collateralized Brady Bonds
  (cost $7,745,331) ............................                      8,181,076
                                                                  -------------
Total Sovereign Debt Obligations
  (cost $86,791,385) ...........................                     91,232,166
                                                                  -------------
U.S. Government Obligation-27.8%
U.S. Treasury Strip
  Zero coupon, 2/15/03
  (cost $25,410,046) ...........................        30,100       25,113,635
                                                                  -------------
Time Deposit-8.3%
Bank of New York
  6.063%, 5/01/00
  (cost $7,502,000) ............................         7,502        7,502,000
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                                    U.S. $ Value
--------------------------------------------------------------------------------

Total Investments-137.1%
  (cost $119,703,431) ..........................                  $ 123,847,801
Other assets less liabilities-(37.1%) ..........                    (33,524,939)
                                                                  -------------
Net Assets-100% ................................                  $  90,322,862
                                                                  =============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2000, these securities amounted to $9,298,125 representing 10.3% of net assets.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2000.

(c) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(d)   Security trades with value recovery rights expiring June 30, 2003.

(e)   Security trades with oil warrants expiring March 31, 2020.

      Glossary of Terms:

      DCB - Debt Conversion Bond.
      FRN - Floating Rate Note.
      IAB - Interest Arrears Bond.
      PDI - Past Due Interest.
      WI  - When Issued.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2000 (unaudited)

Assets
Investments in securities, at value (cost $119,703,431) .......   $ 123,847,801
Cash ..........................................................             108
Receivable for investment securities sold .....................      11,221,329
Interest receivable ...........................................       1,831,872
Other assets ..................................................          16,233
                                                                  -------------
Total assets ..................................................     136,917,343
                                                                  -------------
Liabilities
Payable for investment securities purchased ...................      45,179,168
Unrealized depreciation on interest rate swap contract ........       1,037,307
Advisory fee payable ..........................................          75,554
Administrative fee payable ....................................          11,332
Accrued expenses ..............................................         291,120
                                                                  -------------
Total liabilities .............................................      46,594,481
                                                                  -------------
Net Assets ....................................................   $  90,322,862
                                                                  =============
Composition of Net Assets
Capital stock, at par .........................................   $      85,226
Additional paid-in capital ....................................     114,585,188
Distributions in excess of net investment income ..............        (352,221)
Accumulated net realized loss on investment
  transactions ................................................     (27,102,394)
Net unrealized appreciation on investments and
  other assets ................................................       3,107,063
                                                                  -------------
                                                                  $  90,322,862
                                                                  =============
Net Asset Value Per Share
  (based on 8,522,580 shares outstanding) .....................          $10.60
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2000 (unaudited)

Investment Income
Interest ........................................                    $ 6,076,209
Expenses
Advisory fee ....................................      $438,169
Administrative fee ..............................        65,725
Custodian .......................................        51,624
Audit and legal .................................        33,627
Printing ........................................        32,716
Directors' fees .................................        18,046
Transfer agency .................................        14,806
Miscellaneous ...................................         9,810
                                                    -----------
Total expenses ..................................                        664,523
                                                                     -----------
Net investment income ...........................                      5,411,686
                                                                     -----------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
  transactions ..................................                      7,992,529
Net change in unrealized appreciation/
  depreciation of investments and
  other assets ..................................                      2,799,625
                                                                     -----------
Net gain on investment transactions .............                     10,792,154
                                                                     -----------
Net Increase In Net Assets From
  Operations ....................................                    $16,203,840
                                                                     ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months Ended    Year Ended
                                                 April 30, 2000     October 31,
                                                   (unaudited)         1999
                                                  ------------     ------------

Increase (Decrease) in Net Assets
from Operations
Net investment income ........................    $  5,411,686     $ 10,511,700
Net realized gain (loss) on investment
  transactions ...............................       7,992,529      (32,050,605)
Net change in unrealized
  appreciation/depreciation of
  investments and other assets ...............       2,799,625       32,409,186
                                                  ------------     ------------
Net increase in net assets from operations ...      16,203,840       10,870,281
Dividends and Distributions to
Shareholders from:
Net investment income ........................      (5,624,523)     (10,511,700)
Distributions in excess of net investment
  income .....................................              -0-      (1,326,448)
Tax return of capital ........................              -0-        (353,706)
Distributions in excess of net realized gains
  on investments .............................              -0-      (6,004,088)
Common Stock Transactions
Reinvestment of dividends resulting in
  issuance of Common Stock ...................              -0-       4,119,075
                                                  ------------     ------------
Total increase (decrease) ....................      10,579,317       (3,206,586)
Net Assets
Beginning of year ............................      79,743,545       82,950,131
                                                  ------------     ------------
End of period ................................    $ 90,322,862     $ 79,743,545
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and
Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accor-


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

dance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory, Administrative Fees and
Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. Alliance provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2000, the Fund reimbursed AFS $1,035, relating to shareholder servicing costs.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $59,938,923 and $56,899,695, respectively, for the six months ended April 30, 2000. There were purchases of $224,282,324 and sales of $223,841,961 of U.S. government obligations for the six months ended April 30, 2000.

At April 30, 2000, the cost of investments for federal in come tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $6,170,188 and gross unrealized depreciation of investments was $2,025,818 resulting in net unrealized appreciation of $4,144,370 (excluding swap contract).

At October 31, 1999, the Fund had a capital loss carryforward of $31,336,121 which expires in the year 2007.

1. Interest Rate Swap Agreement

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on certain underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counter party is gener-


--------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND ally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At April 30, 2000, the Fund had an outstanding interest rate swap contract with the following terms:

                                                   Rate Type
                                              --------------------
                                                         Payments
                                              Payments   received
     Swap             Notional   Termination   made by    by the     Unrealized
 Counterparty          Amount        Date     the Fund     Fund     Depreciation
 ------------         --------   -----------  --------   --------   ------------

Morgan Guaranty     US$9,530,473    1/01/09    LIBOR+     6.8526%   $(1,037,307)

+     LIBOR (London Interbank Offered Rate).

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,522,580 shares outstanding at April 30, 2000, Alliance owned 7,200 shares. During the six months ended April 30, 2000, no shares were issued in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 1999, the Fund issued 406,076 shares in connection with the dividend reinvestment plan.

NOTE E

Concentration of Risk

Investing in securities of foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Oustanding Throughout Each Period.

                                         Six Months
                                              Ended
                                          April 30,                             Year Ended October 31,
                                               2000    ---------------------------------------------------------------------
                                        (unaudited)         1999           1998           1997           1996           1995
                                        ------------------------------------------------------------------------------------
Net asset value,
  beginning of year ................    $    9.36      $   10.22      $   16.03      $   15.50      $   11.88      $   11.08
                                        ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..............          .63(a)        1.26(a)        1.47(a)        1.61           1.46           1.51(a)
Net realized and unrealized
  gain (loss) on investment
  transactions .....................         1.27            .08          (3.57)           .50           3.50            .71
                                        ------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......         1.90           1.34          (2.10)          2.11           4.96           2.22
                                        ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................         (.66)         (1.26)         (1.65)         (1.58)         (1.34)         (1.42)
Distributions in excess of
  net investment income ............           -0-          (.16)            -0-            -0-            -0-            -0-
Tax return of capital ..............           -0-          (.04)            -0-            -0-            -0-            -0-
Distributions from net
  realized gains ...................           -0-            -0-         (2.06)            -0-            -0-            -0-
Distributions in excess of net
  realized gains on investments ....           -0-          (.74)            -0-            -0-            -0-            -0-
                                        ------------------------------------------------------------------------------------
Total dividends and distributions ..         (.66)         (2.20)         (3.71)         (1.58)         (1.34)         (1.42)
                                        ------------------------------------------------------------------------------------
Net asset value, end of period .....    $   10.60      $    9.36      $   10.22      $   16.03      $   15.50      $   11.88
                                        ------------------------------------------------------------------------------------
Market value, end of period ........    $    9.38      $   9.625      $  12.625      $  15.875      $  13.625      $   11.75
                                        ====================================================================================
Total Return
Total investment return based on:(b)
  Market value .....................         4.39%         (5.64)%         1.91%         28.74%         28.49%          2.78%
  Net asset value ..................        21.44%         13.30%        (18.32)%        14.24%         44.57%         21.92%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................    $  90,323      $  79,744      $  82,950      $ 138,709      $ 134,140      $ 102,757
Ratio of expenses to average
  net assets .......................         1.52%(c)       1.76%          1.52%          1.43%          1.70%          1.55%
Ratio of net investment income
  to average net assets ............        13.87%(c)      13.46%         10.54%          9.50%         10.84%         14.12%
Portfolio turnover rate ............          258%           435%           264%           281%           352%           441%

See footnote summary on page 19.


--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period less than one year is not annualized.

(c)   Annualized.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Supplementary Proxy Information

The Annual Meeting of Shareholders of The Alliance World Dollar Government Fund was held on March 28, 2000. The description of each proposal and number of shares are as follows:

                                                                       Voted
                                                                      Abstain/
                                                         Voted       Authority
                                                          For         Withheld
================================================================================
1. To elect directors:     Class Three Directors
                           (term expires in 2003)
                           Ruth Block                  7,305,956      127,015
                           John D. Carifa              7,309,268      123,703
                           Robert C. White             7,299,555      133,416


                                                                       Voted
                                                                      Abstain/
                                            Voted        Voted       Authority
                                             For        Against       Withheld
================================================================================
2. To ratify the selection of
   Ernst & Young LLP
   as the Fund's independent
   auditors for the
   Fund's fiscal year
   ending October 31, 2000:              7,341,604       39,480         51,887


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Governments or corporations issue bonds when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities consumer price index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

current yield

The ratio of interest to the current market price of the bond, expressed as a percentage.

equity

Another term for stock.

fixed-income security

A bond.

fixed rate

The interest rate does not change during the entire term of the loan.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

long-term debt

Loans and obligations with a maturity greater than one year.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent,
Transfer Agent and Registrar

First Data Investor Services
  Group, Inc.
(formerly The Shareholder Services
  Group, Inc.)
53 State Street
Boston, MA 02109

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)  Member of the Audit Committee.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL
INFORMATION

Alliance World Dollar Government Fund

Summary of General Information

The Fund

Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income from investment in debt obligations of countries with emerging economies whose recent interest rates are higher than those of the United States.

Shareholder Information

The daily net asset value of the Fund's shares is avail able from the Fund's Transfer Agent by calling 1-800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Trans actions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic re investment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group at 1-800-331-1710.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25

                                                            ----------------
Alliance World Dollar Government Fund                           BULK RATE
1345 Avenue of the Americas                                   U.S. POSTAGE
New York, NY 10105                                                PAID
                                                              New York, NY
AllianceCapital [LOGO](R)                                    Permit No. 7131
The Investment Professional's Choice                        -----------------

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGSR400